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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2006



                         ARTESIAN RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)


               Delaware                          000-18516                          51-0002090
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
   (State or other jurisdiction of              (Commission             (IRS Employer Identification No.)
            incorporation)                      File Number)


               664 Churchmans Road, Newark, Delaware                              19702
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              (Address of principal executive offices)                         (Zip Code)
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Registrant's telephone number, including area code: 302-453-6900
                                                   --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 10, 2006, Artesian Resources Corporation (the "Company") issued a press release reporting its financial results for the first quarter ended March 31, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The foregoing information and the information set forth in Exhibits 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.


ITEM 8.01 OTHER EVENTS.

On May 12, 2006, the Company issued a press release announcing that the Board of Directors of the Company approved a three-for-two split of the Company's common stock, to be effected in the form of a 50% stock dividend, to stockholders of record at the close of business on May 30, 2006.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is furnished with this report:


    EXHIBIT           EXHIBIT TITLE
     NUMBER

      99.1            Press Release dated May 10, 2006



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARTESIAN RESOURCES CORPORATION

Date: May 15, 2006                      By: /s/ DIAN C. TAYLOR
                                           -----------------------------------
                                        Dian C. Taylor
                                        President, Chief Executive Officer and
                                        Chair of the Board

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                                INDEX TO EXHIBIT


    EXHIBIT           EXHIBIT TITLE
     NUMBER

      99.1            Press Release dated May 10, 2006